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Exhibit 23.3

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We have issued our report dated March 27, 2001, accompanying the consolidated financial statements of Rstar Corporation included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. We hereby consent to the incorporation by reference of said report in the Company's Registration Statement on Form S-8 (File No. 333-65430).

/s/ Grant Thornton LLP

San Francisco, California
October 5, 2001

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  Exhibit 23.3
CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS